                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                    8.50% SENIOR SUBORDINATED NOTES DUE 2007
                                       OF

                               THE DII GROUP, INC.

               Pursuant to the Prospectus Dated ________ __, 1997

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____________, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE").

                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:

By Mail:                                      Overnight Courier:
-------                                       -----------------
Chase Trust Company of California             Chase Trust Company of California
c/o Texas Commerce Bank                       c/o Texas Commerce Bank
Corporate Trust Services                      Corporate Trust Services
1201 Main Street, 18th Floor                  1201 Main Street, 18th Floor
Dallas, TX  75202                             Dallas, TX  75202
Attention:  Frank Ivins                       Attention:  Frank Ivins
(Confidential)                                (Confidential)

By Hand:                                      Facsimile Transmission:

Chase Trust Company of California             (214) 672-5746
c/o The Chase Manhattan Bank
55 Water Street, Room 234, North Building     Confirm by Telephone:
New York, NY  10041
Attention:  Steve Horowitz                    (214) 672-5678

           DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

           FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (214) 672-5678, OR BY FACSIMILE AT (214) 672-5746.

           The undersigned hereby acknowledges receipt of the Prospectus dated _________, 1997 (the "Prospectus") of The DII Group, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 8.50% Senior Subordinated Notes due 2007 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement on Form S-4, for each $1,000 in principal amount of its outstanding 8.50% Senior Subordinated Notes due 2007 (the "Old Notes"), of which $150,000,000 aggregate principal amount is outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

           The undersigned hereby tenders the Old Notes described in Box 1 below (the "Tendered Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of the Tendered Notes ("Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

           Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title, and interest in, to and under the Tendered Notes.

           Unless otherwise indicated under "Special Issuance Instructions" below (Box 3), please issue the New Notes exchanged for Tendered Notes in the name(s) of the undersigned or, in the case of book-entry transfer of New Notes, credit such New Notes to the account indicated below maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 4), please send or cause to be sent the certificates for the New Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

           The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Notes to the Company or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Tendered Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon acceptance by the Company of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

           The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Terms of the Exchange Offer -- Withdrawal of Tenders of Old Notes." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

           The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign, and transfer the Old Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the exchange agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Old Notes tendered hereby. The undersigned has read and agrees to all of the terms of the Exchange Offer.

           The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

           By tendering Old Notes and executing this Letter of Transmittal, the undersigned represents and agrees that: (i) any New Notes being received by it will be acquired in the ordinary course of its business, (ii) at the time of commencement of the Exchange Offer it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the New Notes, and (iii) it is not an "affiliate" of the Company, as defined in Rule 405 of the Securities Act, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is not a broker-dealer, by tendering Old Notes and executing this Letter of Transmittal, the undersigned represents and agrees that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer, by tendering Old Notes and executing this Letter of Transmittal, the undersigned represents and agrees that such Old Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of New Notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act). The Company has agreed that, starting on the Expiration Date and ending on the close of business on the 180th day after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

[ ]     CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (Box 5).

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (Box 6).

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOXES


                                      BOX 1

                        DESCRIPTION OF OLD NOTES TENDERED
                 (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)



Name(s) and Address(es) of Registered Note    Certificate            Aggregate         Aggregate
Holder(s), Exactly as Name(s) Appear(s) on    Number(s) of           Principal         Principal
          Note Certificate(s)                  Old Notes*              Amount            Amount
       (Please fill in, if blank)                                  Represented by      Tendered**
                                                                   Certificate(s)


-----------------------------------------------------------------------------------------------


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                                                                           Total
-----------------------------------------------------------------------------------------------

*        Need not be completed by persons tendering by book-entry transfer.

** The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all note certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

                                      BOX 2
                               BENEFICIAL OWNER(S)


STATE OF PRINCIPAL RESIDENCE OF EACH    PRINCIPAL AMOUNT OF TENDERED NOTES
BENEFICIAL OWNER OF TENDERED NOTES      HELD FOR ACCOUNT OF BENEFICIAL OWNER

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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

                            BOX 3

                SPECIAL ISSUANCE INSTRUCTIONS
                (SEE INSTRUCTIONS 5, 6 AND 7)


TO BE COMPLETED ONLY IF NEW NOTES EXCHANGED FOR OLD NOTES AND
UNTENDERED NOTES ARE TO BE ISSUED IN THE NAME OF SOMEONE
OTHER THAN THE UNDERSIGNED.

Issue New Note(s) and any untendered Old Notes to:

Name(s):

--------------------------------------------------------------------------------
                        (Please Print)

Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (Including ZIP Code)

Tax Identification or
Social Security No.:

--------------------------------------------------------------------------------
Book-Entry Transfer Facility
Account Number (if applicable)

--------------------------------------------------------------------------------

                              BOX 4

                  SPECIAL DELIVERY INSTRUCTIONS
                  (SEE INSTRUCTIONS 5, 6 AND 7)

TO BE COMPLETED ONLY IF (I) TENDERED NOTES ARE IN CERTIFICATED FORM, AND (II) NEW NOTES EXCHANGED FOR OLD NOTES AND UNTENDERED NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.


Mail New Note(s) and any untendered Old Notes to:

Name(s):

--------------------------------------------------------------------------------
                         (Please Print)

Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       (Include ZIP Code)

Tax Identification or
Social Security No.:


--------------------------------------------------------------------------------

                                      BOX 5

                           USE OF GUARANTEED DELIVERY
                               (SEE INSTRUCTION 2)

TO BE COMPLETED ONLY IF OLD NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):

--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

Name of Institution which Guaranteed Delivery:
                                              ----------------------------------

If Guaranteed Delivery is to be Made by Book-Entry Transfer:

Name of Tendering Institution:
                              --------------------------------------------------

DTC Account Number:
                   -------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------


                                      BOX 6

                           USE OF BOOK-ENTRY TRANSFER
                               (SEE INSTRUCTION 1)


TO BE COMPLETED ONLY IF DELIVERY OF TENDERED NOTES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

Name of Tendering Institution:
                              --------------------------------------------------

Account Number:
               -----------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX 7
                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                         IN ADDITION, COMPLETE FORM W-9
--------------------------------------------------------------------------------


X ________________________________________


X ________________________________________
(Signature of Registered Holder(s) or
Authorized Signatory)

Note: The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) (evidence of such authorization must be transmitted with this Letter of Transmittal).
If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See
Instruction 5.

Name(s):  _________________________________________
          _________________________________________
Capacity: _________________________________________
          _________________________________________
Street Address: ___________________________________
                ___________________________________
                ___________________________________
                      (include ZIP Code)



Area Code and Telephone Number:
                ___________________________________

Tax Identification or Social Security Number:
                ___________________________________

    SIGNATURE GUARANTEE
 (IF REQUIRED BY INSTRUCTION 5)

   Authorized Signature




X_______________________________


Name:
________________________________
      (please print)

Title:
________________________________



Name of Firm:
               _________________
   (Must be an Eligible Institution as
    defined in Instruction 2)

Address: _______________________
         _______________________
         _______________________
          (include ZIP Code)

Area Code and Telephone Number:
         _______________________

         Dated:
         _______________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX 8
                                EXCHANGING DEALER
--------------------------------------------------------------------------------

[ ] Check this box if the Beneficial Owner of the Old Notes is an Exchanging Dealer and such Exchanging Dealer acquired the Old Notes for its own account as a result of market-making activities or other trading activities. IF THIS BOX IS CHECKED, IN ADDITION TO ANY OTHER DELIVERY REQUIREMENTS A COPY OF THIS LETTER OF TRANSMITTAL MUST BE RECEIVED WITHIN 30 DAYS AFTER THE EXPIRATION DATE BY THE DII GROUP, INC., ATTENTION CHIEF FINANCIAL OFFICER, FACSIMILE (303) 652-0416.

[ ] Check this box if the Beneficial Owner of the Old Notes is an Exchanging Dealer and wishes to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.
--------------------------------------------------------------------------------

                               THE DII GROUP, INC.

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. Except as set forth below, a holder who wishes to tender Old Notes for exchange pursuant to the Exchange Offer must surrender such Old Notes to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, together with either (i) a properly completed and duly executed Letter of Transmittal, including Form W-9 and all other documents required by such Letter of Transmittal, for receipt of the Exchange Agent at the address set forth in this Prospectus or (ii) a computer generated message (an "Agent's Message"), transmitted by means of DTC's ATOP system and received by the Exchange Agent, in which such holder acknowledges and agrees to be bound by the terms of the applicable Letter of Transmittal. The method of delivery of Old Notes, Letters of Transmittal or Agent's Messages and all other required documents is at the election and sole risk of the holder and the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service in all such cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Notes prior to the closing of the Exchange Offer.

         2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes or any other documents required by the Letter of Transmittal to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date (or who cannot complete the procedure for book-entry transfer on a timely basis) may tender their Old Notes according to the guaranteed delivery procedures set forth below, including completion of Box 5. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution,
(ii) on or prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution an applicable, properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Old Notes, and the principal amount of tendered Old Notes, stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a Letter of Transmittal together with the tendered Old Notes (or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC), and any other required documents will be deposited by the Eligible Institution with the Exchange Agent, and (iii) such properly completed and executed Letter of Transmittal and all documents required thereby, and the tendered Old Notes in proper form for transfer (or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three business days after the Expiration Date. Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to 5:00 p.m., New York City time, on the Expiration Date. Copies of a Notice of Guaranteed Delivery, which may be used by Eligible Institutions for the purposes described in this paragraph, are available from the Exchange Agent. As used herein and in the Prospectus, "Eligible Institution" means a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or otherwise an "eligible guarantor institution" within the meaning of Rule 17 Ad-15 under the Securities Exchange Act of 1934, as amended.

         3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name Tendered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Notes who is not the registered holder must contact the registered owner promptly and either make appropriate arrangements to register ownership of the Old Notes in the Beneficial Owner's name or arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

         4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Old Notes Tendered" (Box 1) above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

         5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement or any change whatsoever.

         If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes are held.

         If this Letter of Transmittal is signed by the registered holder(s) of Tendered Notes, and New Notes issued in exchange therefor are to be issued (and any untendered principal amount of

Old Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Notes, such Tendered Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any Tendered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on Tendered Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Notes are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Issuance Instructions" (Box 3) or the box set forth herein entitled "Special Delivery Instructions" (Box 4) or (ii) for the account of an Eligible Institution.

         6. SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate,
(i) in the case of Old Notes in certificated form, in the applicable box (Box
4), the name and address to which the New Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal, and/or (ii) in the applicable box (Box 3) the person in whose name the New Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued, if different from the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Tendered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. Moreover, holders who instruct the Company to register New Notes in the name of, or request that Old Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the tendering holder will be responsible for the payment of any applicable transfer tax thereon. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this

Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes listed in this Letter of Transmittal.

         8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the holder(s) of any Tendered Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Form W-9 with instructions, and "Instructions for the Requester of Form W-9".

         To prevent backup withholding, each holder of Tendered Notes must provide such holder's correct TIN by completing the Form W-9 enclosed herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed Form W-9 with instructions.

         The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

         9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Notes not validly tendered or any Old Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders without expense to the tendering holders, as promptly as practicable following the Expiration Date.

         10. WAIVER OF CONDITIONS. The Company reserves the right in its sole discretion (but subject to the Registration Rights Agreement) to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Notes.

         11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

         12. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

         13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         14. ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as promptly as practicable after the Expiration Date and will issue New Notes therefor as promptly as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given notice (confirmed in writing) thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned by the Exchange Agent without expense to the tendering holders, as promptly as practicable following the Expiration Date to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

         15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer."


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